UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8‑K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2020

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of registrant as specified in its charter)

Investment Company Act File Number:  811-05992

Maryland	13-3553469
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Worldwide Plaza
 309 West 49th Street
 New York, NY 10019
 (Address of principal executive offices, including zip code)

(800) 833-0018
(Registrant’s telephone number, including area code)
(Former name  or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	JOF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On February 27, 2020, RSM US LLP (“RSM”) notified Japan Smaller Capitalization Fund, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020 due to the discovery of certain non-attest services performed by a foreign affiliated firm for remote “brother-sister” affiliates of the Company that appear to be inconsistent with Securities and Exchange Commission independence rules.

The audit reports of RSM on the Company’s consolidated financial statements for the fiscal years ended February 28, 2019 and February 28, 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through February 27, 2020, there have been no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with RSM on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to RSM and requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether RSM agrees with the above statements. A copy of RSM’s letter, dated March 4, 2020 is filed as Exhibit 16.1 to this Form 8-K.

The Company is in the process of identifying a successor independent registered public accounting firm. RSM has advised the Company that it will work to facilitate the transition.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from RSM US LLP, dated March 4, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

	By:	/s/ Amy J. Robles
Amy J. Robles
Treasurer, Principal Financial Officer

Date: March 4, 2020

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